UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2006
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of in Company)	0-26001 (Commission File Number)	22-3640393 (IRS Employer Identification No.)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Items 1, 2, 3, 4, 5, 6, 8. Not Applicable
Item 7. Regulation FD Disclosure
Item 9. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1: TEXT OF POWER POINT SLIDES

Items 1, 2, 3, 4, 5, 6, 8. Not Applicable.
Item 7. Regulation FD Disclosure.
On September 13, 2006, at 10:15 a.m. Eastern Time, Ronald E. Hermance, Jr., Chairman, President and Chief Executive Officer of Hudson City Bancorp, Inc. (“the Company”), will make a financial presentation regarding the Company at the Lehman Brothers 2006 Financial Services Conference. The text of the Power Point slides used during this presentation is attached as Exhibit 99.1.
A simultaneous audio web cast of Mr. Hermance’s presentation, including the slide presentation, will be available through the following web cast link:
     http://customer.talkpoint.com/LEHM002/091206a_jw/default.asp?entity=hudsoncity
The audio web cast will also be available through Hudson City Bancorp, Inc.’s website, www.hcbk.com. The link to the audio web cast presentation through our website will be available until December 13, 2006.
Item 9. Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Text of the Power Point slides used during the presentation made on September 13, 2006, by Ronald E. Hermance, Jr., Chairman, President and Chief Executive Office of Hudson City Bancorp, Inc. at the Lehman Brothers 2006 Financial Services Conference.
The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as mended, and shall not otherwise be deemed filed under such Acts .

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.

By:	/s/ Denis J. Salamone

Denis J. Salamone
Senior Executive Vice President
and Chief Operating Officer
Dated: September 13, 2006

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Exhibit Index

Exhibit No.	Description

99.1	Text of the Power Point slides used during the presentation made on September 13, 2006, by Ronald E. Hermance, Jr., Chairman, President and Chief Executive Office of Hudson City Bancorp, Inc. at the Lehman Brothers 2006 Financial Services Conference.

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